UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 18, 2005
Date of Report (Date of earliest event reported)

EMDEON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-24975	94-3236644
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

669 River Drive, Center 2
Elmwood Park, New Jersey 07407-1361
(Address of principal executive offices, including zip code)

(201) 703-3400
(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
PRESS RELEASE, DATED NOVEMBER 18, 2005

Item 8.01.      Other Events
     On November 18, 2005, Emdeon Corporation issued a press release announcing that it will commence a tender offer next week to purchase up to 60,000,000 shares of its common stock at a price per share of $8.20. A copy of the press release is attached as Exhibit 99.1 hereto, the contents of which are incorporated herein by reference.
Item 9.01.      Financial Statements and Exhibits
(c)	Exhibits

The following exhibit is filed herewith:
99.1	Press Release, dated November 18, 2005, announcing that Emdeon will commence a tender offer for 60,000,000 shares of its common stock.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EMDEON CORPORATION
Dated: November 18, 2005	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

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EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated November 18, 2005, announcing that Emdeon will commence a tender offer for 60,000,000 shares of its common stock.

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